EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, in his capacity as an officer of REMEC, Inc. (the “Registrant”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The quarterly report of the Registrant on Form 10-Q for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ RONALD E. RAGLAND

Ronald E. Ragland Chairman and Chief Executive Officer

/s/ WINSTON E. HICKMAN

Winston E. Hickman Chief Financial and Accounting Officer

Date: December 15, 2003

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